Exhibit  32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, James E. McKay, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Battle Mountain Gold Exploration Corp. on Form 10-QSB/A for the quarterly period ended October 31, 2004, fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB/A fairly presents in all material respects the financial condition and results of operations of Battle Mountain Gold Exploration Corp.

Date:  February 24,  2005

                                        By:/s/  James  E.  McKay
                                        ------------------------
                                        James  E.  McKay
                                        Chief  Executive  Officer

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